UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04612

Name of Fund: BlackRock EuroFund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock EuroFund,

            55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2017

Date of reporting period: 06/30/2017

Item 1 – Report to Stockholders

JUNE 30, 2017

ANNUAL REPORT

BlackRock EuroFund

BlackRock Global SmallCap Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. For its part, the European Central Bank also began to signal its intent to wind down asset purchases and begin the long move toward policy normalization, contingent upon further improvement in economic growth.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.34%	17.90%
U.S. small cap equities (Russell 2000® Index)	4.99	24.60
International equities (MSCI Europe, Australasia, Far East Index)	13.81	20.27
Emerging market equities (MSCI Emerging Markets Index)	18.43	23.75
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.31	0.49
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.08	(5.58)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.27	(0.31)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.26	(0.28)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.92	12.69
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

ANNUAL REPORT	JUNE 30, 2017	3

Fund Summary as of June 30, 2017	BlackRock EuroFund

Investment Objective

BlackRock EuroFund’s (the “Fund”) investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended June 30, 2017, the Fund underperformed its benchmark, the MSCI Europe Index.

What factors influenced performance?

•	Both stock selection and sector allocation detracted from relative performance, with selection having the larger impact.

•

The U.K. pharmaceutical stock Shire PLC was the Fund’s largest individual detractor. Shire lagged due to investor concerns about the competitive threats to its hemophilia business, but the investment adviser maintained the position on the belief that this issue was fully discounted into the stock price.

•

An investment in the gold mining company Randgold Ltd. (United Kingdom) detracted from returns due to its weak performance in the second half of 2016. As a result, Randgold was removed from the Fund’s portfolio. The U.K.-based tobacco producer Imperial Brands PLC also weighed on results following the company’s announcement of a 6% decline in cigarette sales.

•

A holding in Dutch telecommunication services stock Koninklijke KPN NV detracted from performance as well. The overall telecom sector fell out of favor and underperformed the broader market by a wide margin in the 12-month period. In addition, weakness in the company’s business-to-business segment — while offset by better trends in the consumer area — weighed on investor sentiment.

•

The Fund’s underweight in financials further hindered performance, as the sector outpaced the index behind its robust profit growth. However, holdings in KBC Group NV (Belgium) and Danske Bank A/S (Denmark) were among the top contributors at the individual stock level.

•	The French luxury-goods company Kering SA (France), which benefited from strong results and positive brand momentum in its Gucci and Saint Laurent lines, was the leading contributor to returns.

•

A number of industrial stocks added value in the period. The overall sector performed well, as industrial companies reported robust first quarter results. In particular, a position in the Sweden-based truck manufacturer Volvo AB aided Fund performance. The company delivered solid results, led by strong truck orders in Europe.

•

Not owning Roche AG (Switzerland) helped performance as well. The stock was initially hurt by the broader weakness in the health care sector in late 2016. More recently, Roche’s shares declined after a trial showed that the pharmaceutical group’s new breast cancer combination therapy had only slight benefits.

Describe recent portfolio activity.

•

The Fund increased its allocation to the health care sector by initiating a position in Bayer AG (Germany) after the stock fell due to a profit warning. Late in 2016, the Fund reduced the extent of its underweight in the financials sector by adding the Netherlands-based bank ING Groep NV and the French insurer AXA SA. These purchases were funded by a reduction in the energy and telecommunications sectors.

Describe portfolio positioning at period end.

•

The Fund was overweight in the consumer discretionary, industrials, health care, information technology, real estate and telecommunications sectors, and it was underweight in consumer staples, materials, energy, financials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
British American Tobacco PLC	3%
Reckitt Benckiser Group PLC	3
Bayer AG, Registered Shares	3
Shire PLC	3
ING Groep NV	3
Vinci SA	3
KBC Group NV	3
Koninklijke KPN NV	3
Imperial Brands PLC	3
Volvo AB, Class B	3

Geographic Allocation	Percent of Net Assets
United Kingdom	34%
Germany	16
France	14
Netherlands	8
Denmark	6
Sweden	5
Belgium	4
Spain	4
Switzerland	3
Italy	2
Other[1]	4

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

4	ANNUAL REPORT	JUNE 30, 2017

BlackRock EuroFund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies in Western European countries, but may also invest in emerging markets in Eastern European countries.

[3]	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	15.20%	14.14%	N/A	7.56%	N/A	(0.13)%	N/A
Investor A	15.00	13.92	7.94%	7.34	6.19%	(0.34)	(0.87)%
Investor C	14.54	12.94	11.94	6.44	6.44	(1.18)	(1.18)
Class R	14.76	13.42	N/A	6.82	N/A	(0.89)	N/A
MSCI Europe Index	15.36	21.11	N/A	8.82	N/A	0.62	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,152.00	$5.87	$1,000.00	$1,019.34	$5.51	1.10%
Investor A	$1,000.00	$1,150.00	$6.88	$1,000.00	$1,018.40	$6.46	1.29%
Investor C	$1,000.00	$1,145.40	$11.22	$1,000.00	$1,014.33	$10.54	2.11%
Class R	$1,000.00	$1,147.60	$9.85	$1,000.00	$1,015.62	$9.25	1.85%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

ANNUAL REPORT	JUNE 30, 2017	5

Fund Summary as of June 30, 2017	BlackRock Global SmallCap Fund, Inc.

Investment Objective

BlackRock Global SmallCap Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital by investing primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States.

On March 27, 2017, the Fund’s Board approved a proposal to change the name of the Fund to BlackRock Advantage Global Fund, Inc. The Board also approved certain changes to the Fund’s investment objective and investment strategies. In addition, Fund management has determined to change the benchmark indices against which the Fund compares its performance. Subject to shareholder approval of the change to the investment objective of the Fund at a joint special meeting, these changes are expected to become effective during the third quarter of 2017.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2017, the Fund underperformed its benchmark, the MSCI All Country World Small Cap Index. For the same period, the Fund’s Institutional, Investor A and Class R shares outperformed the broad-market MSCI World Index, while its Investor C Shares performed in line and Investor B Shares underperformed. The following discussion of relative performance pertains to the MSCI All Country World Small Cap Index.

What factors influenced performance?

•

Stock selection in the health care sector was the largest detractor from performance. The underperformance was concentrated in the biotechnology industry, but selection in the life sciences tools & services and health care providers & services segments was also detrimental.

•

Selection in the financials sector detracted from returns, with underperformance concentrated in the capital markets and banking industries. Stock selection in consumer staples, particularly among food & staples retailers, also detracted, as did selection in the energy, utilities and materials sectors.

•

Stock selection in the consumer discretionary sector contributed positively to performance, primarily among hotels, restaurants & leisure, internet & direct marketing retail, and media firms. Selection in the information technology sector — most notably in the software and internet software & services industries — contributed to performance, as did selection in industrials. An underweight position in the real estate sector was a further positive for the Fund’s 12-month results.

Describe recent portfolio activity.

•	The Fund’s weightings in the real estate, industrials and consumer discretionary sectors increased, while its allocations to the energy, health care and materials sectors decreased.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Small Cap Index, the Fund was overweight in the real estate, consumer discretionary, information technology, health care and industrials sectors. Conversely, it was underweight in utilities, financials, materials, telecommunications services and energy sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Cable One, Inc.	2%
Insulet Corp.	1
Halyard Health, Inc.	1
National Instruments Corp.	1
Elis SA	1
Merlin Properties Socimi SA	1
LifePoint Health, Inc.	1
UNITE Group PLC	1
Pebblebrook Hotel Trust	1
Globaltrans Investment PLC — GDR	1

Geographic Allocation	Percent of Net Assets
United States	57%
United Kingdom	10
Canada	6
Japan	6
India	4
France	3
Hong Kong	2
Brazil	2
Switzerland	2
Netherlands	2
Other[1]	17
Liabilities in Excess of Other Assets	(11)

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

6	ANNUAL REPORT	JUNE 30, 2017

BlackRock Global SmallCap Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers located in various foreign countries and in the United States.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[4]	A free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

Performance Summary for the Period Ended June 30, 2017

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.59%	19.60%	N/A	11.09%	N/A	5.27%	N/A
Investor A	9.38	19.10	12.84%	10.71	9.52%	4.93	4.37%
Investor B	8.92	18.10	13.60	9.71	9.43	4.18	4.18
Investor C	8.99	18.18	17.18	9.84	9.84	4.08	4.08
Class R	9.18	18.67	N/A	10.30	N/A	4.51	N/A
MSCI World Index	10.66	18.20	N/A	11.38	N/A	3.97	N/A
MSCI All Country World Small Cap Index	10.36	20.47	N/A	12.10	N/A	5.41	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,095.90	$6.08	$1,000.00	$1,018.99	$5.86	1.17%
Investor A	$1,000.00	$1,093.80	$8.10	$1,000.00	$1,017.06	$7.80	1.56%
Investor B	$1,000.00	$1,089.20	$12.69	$1,000.00	$1,012.65	$12.23	2.45%
Investor C	$1,000.00	$1,089.90	$12.02	$1,000.00	$1,013.29	$11.58	2.32%
Class R	$1,000.00	$1,091.80	$10.01	$1,000.00	$1,015.22	$9.64	1.93%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

ANNUAL REPORT	JUNE 30, 2017	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares (available only in BlackRock Global SmallCap Fund, Inc.) are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, voluntarily waived a portion of each Fund’s expenses. Without such waiver, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving its fees after the applicable termination date of such agreement. Effective October 28, 2016, the waiver became contractual through October 31, 2017. See Note 5 of the Notes to Financial Statements for additional information on waivers.

8	ANNUAL REPORT	JUNE 30, 2017

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2017 and held through June 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	9

Schedule of Investments June 30, 2017	BlackRock EuroFund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 4.3%
KBC Group NV	113,947	$8,639,346
Telenet Group Holding NV (a)	82,827	5,217,679

		13,857,025
Denmark — 5.6%
Danske Bank A/S	197,225	7,587,850
DSV A/S	62,785	3,856,512
Nets A/S (a)(b)	51,237	1,019,176
Novo Nordisk A/S, Class B	127,061	5,459,466

		17,923,004
Finland — 1.4%
Wartsila OYJ	76,873	4,546,069
France — 14.3%
AXA SA	209,853	5,746,477
Eiffage SA	49,899	4,532,874
Kering	22,997	7,830,748
Pernod Ricard SA	37,473	5,017,902
Renault SA	65,535	5,929,296
Teleperformance	30,655	3,930,644
Thales SA	40,061	4,311,535
Vinci SA	101,638	8,669,870

		45,969,346
Germany — 15.9%
adidas AG	29,064	5,572,984
Bayer AG, Registered Shares	71,437	9,258,953
Continental AG	28,867	6,244,790
Deutsche Wohnen AG, Bearer Shares	165,486	6,340,989
Fresenius Medical Care AG & Co. KGaA	73,505	7,092,982
Fresenius SE & Co. KGaA	54,419	4,672,027
Merck KGaA	65,081	7,874,713
Schaeffler AG	159,388	2,286,667
Scout24 AG (a)(b)	47,944	1,763,566

		51,107,671
Italy — 2.1%
Intesa Sanpaolo SpA	101,379	322,467
Tenaris SA	413,776	6,460,586

		6,783,053
Netherlands — 8.3%
ASML Holding NV	37,795	4,926,678
ING Groep NV	502,295	8,670,997
Koninklijke DSM NV	35,660	2,593,640
Koninklijke KPN NV	2,626,814	8,407,280
Unilever NV CVA	33,909	1,871,836

		26,470,431
Norway — 1.3%
Norsk Hydro ASA	755,119	4,178,832
Spain — 4.3%
Banco Santander SA	847,441	5,626,901
CaixaBank SA	533,726	2,551,409
Telefonica SA	540,589	5,595,967

		13,774,277
Sweden — 4.7%
Hexagon AB, Class B	146,516	6,960,923
International Petroleum Corp. (a)	14,620	43,384
Volvo AB, Class B	483,605	8,247,226

		15,251,533

Common Stocks		Shares	Value
Switzerland — 2.8%
Cie Financiere Richemont SA, Registered Shares		83,100	$6,876,426
Geberit AG, Registered Shares		4,799	2,240,941

			9,117,367
United Kingdom — 34.2%
Associated British Foods PLC		146,181	5,593,941
AstraZeneca PLC		94,056	6,300,202
Auto Trader Group PLC (b)		525,209	2,600,495
BAE Systems PLC		732,434	6,046,444
British American Tobacco PLC		143,656	9,789,133
CRH PLC		222,930	7,935,966
Imperial Brands PLC		183,551	8,248,253
John Wood Group PLC		517,375	4,322,764
Lloyds Banking Group PLC		5,412,769	4,664,596
London Stock Exchange Group PLC		139,076	6,615,494
Merlin Entertainments PLC (b)		754,104	4,720,590
Prudential PLC		270,678	6,213,076
Reckitt Benckiser Group PLC		94,950	9,625,371
Rio Tinto PLC		75,490	3,197,137
Shire PLC		163,300	9,004,186
Unilever PLC		70,374	3,808,491
Weir Group PLC		293,476	6,623,700
Worldpay Group PLC (b)		1,095,784	4,493,163

			109,803,002
Total Long-Term Investments (Cost — $284,822,813) — 99.2%			318,781,610

Short-Term Securities
Money Market Fund — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (c)(d)		1,465,665	1,465,665

Time Deposits	Par (000)
Switzerland — 0.6%
Brown Brothers Harriman & Co., (1.45%), 07/03/2017	CHF	1,769	1,844,392
United Kingdom — 0.0%
Citibank N.A., 0.05%, 07/03/2017	GBP	47	60,828
Total Time Deposits — 0.6%			1,905,220
Total Short-Term Securities (Cost — $3,370,885) — 1.1%			3,370,885
Total Investments (Cost — $288,193,698) — 100.3%			322,152,495
Liabilities in Excess of Other Assets — (0.3)%			(985,530)

Net Assets — 100.0%			$321,166,965

Portfolio Abbreviations

ADR	American Depositary Receipts	GDR	Global Depositary Receipt
CHF	Swiss Franc	JPY	Japanese Yen
GBP	British Pound

See Notes to Financial Statements.

10	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock EuroFund

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	During the year ended June 30, 2017 investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,465,665	1,465,665	$1,465,665	$3,211		—	—
BlackRock Liquidity Funds, TempFund, Institutional Class	916,097	(916,097)	—	—	635		—	—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	2,292	[1]	—	—
Total				$1,465,665	$6,138		—	—

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Belgium	—	$13,857,025	—	$13,857,025
Denmark	$1,019,176	16,903,828	—	17,923,004
Finland	—	4,546,069	—	4,546,069
France	—	45,969,346	—	45,969,346
Germany	—	51,107,671	—	51,107,671
Italy	—	6,783,053	—	6,783,053
Netherlands	—	26,470,431	—	26,470,431
Norway	—	4,178,832	—	4,178,832
Spain	—	13,774,277	—	13,774,277
Sweden	43,384	15,208,149	—	15,251,533
Switzerland	—	9,117,367	—	9,117,367
United Kingdom	—	109,803,002	—	109,803,002
Short-Term Securities:
Money Market Fund	1,465,665	—	—	1,465,665
Time Deposits	—	1,905,220	—	1,905,220

Total	$2,528,225	$319,624,270	—	$322,152,495

During the year ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	11

Schedule of Investments June 30, 2017	BlackRock Global SmallCap Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 1.4%
Arcos Dorados Holdings, Inc., Class A (a)	709,854	$5,288,412
Grupo Supervielle SA — ADR	320,663	5,797,587

		11,085,999
Australia — 1.0%
Orocobre Ltd. (a)(b)	2,106,151	5,620,438
Westgold Resources Ltd. (a)	2,026,767	2,871,719

		8,492,157
Austria — 0.5%
Schoeller-Bleckmann Oilfield Equipment AG (a)(b)	67,960	4,447,654
Belgium — 1.3%
Nyrstar NV (a)	1	6
Ontex Group NV	130,682	4,642,588
Warehouses De Pauw CVA	58,800	6,179,212

		10,821,806
Brazil — 2.1%
Companhia Hering SA	850,830	5,072,261
JBS SA	219,400	432,455
Porto Seguro SA	638,798	5,902,263
Totvs SA	592,462	5,393,659

		16,800,638
Canada — 6.2%
Africa Oil Corp. (a)(b)	3,773,432	5,557,723
Canfor Corp. (a)	426,870	6,448,476
Continental Gold, Inc. (a)(b)	2,022,607	5,958,019
Descartes Systems Group, Inc. (a)	169,951	4,134,758
Dollarama, Inc.	54,727	5,229,197
Entertainment One Ltd.	1,775,013	5,095,350
Kinross Gold Corp. (a)	1,460,104	5,933,643
Lithium Americas Corp. (a)(b)	1,162,697	780,032
Methanex Corp.	47,065	2,073,213
Painted Pony Energy Ltd. (a)(b)	1,271,908	4,639,208
Trevali Mining Corp.	4,127,990	4,042,680

		49,892,299
China — 0.3%
Colour Life Services Group Co. Ltd. (a)(b)	3,608,000	2,132,029
Denmark — 0.7%
Nets A/S (a)(c)	301,928	6,005,772
France — 3.5%
Elior SCA (c)	214,726	6,240,943
Elis SA	377,805	8,656,088
UbiSoft Entertainment SA (a)	125,613	7,131,196
Virbac SA (a)	37,591	6,032,304

		28,060,531
Georgia — 0.6%
BGEO Group PLC	105,201	4,785,869
Germany — 1.1%
Aixtron SE (a)(b)	457,959	3,221,728
Rheinmetall AG	56,049	5,334,943

		8,556,671
Hong Kong — 2.2%
Clear Media Ltd. (b)	2,036,000	2,404,360
KWG Property Holding Ltd.	4,558,500	3,053,597
Lee & Man Paper Manufacturing Ltd.	5,079,000	4,712,295
Melco International Development Ltd.	2,202,000	5,891,158
NagaCorp. Ltd.	3,808,000	2,000,065

		18,061,475
India — 3.9%
Azure Power Global Ltd. (a)(b)	227,750	3,821,645
Container Corp. of India	286,845	5,081,630

Common Stocks	Shares	Value
India (continued)
Jubilant Foodworks Ltd.	328,373	$4,802,958
Kaveri Seed Co. Ltd. (a)	306,868	3,100,975
MakeMyTrip Ltd. (a)	166,259	5,577,989
Oberoi Realty Ltd. (a)	1,138,605	6,302,030
Zee Entertainment Enterprises Ltd.	329,367	2,499,929

		31,187,156
Indonesia — 1.2%
Bank Tabungan Negara Persero Tbk PT	29,401,400	5,742,878
Tower Bersama Infrastructure Tbk PT	7,482,576	3,797,229

		9,540,107
Ireland — 0.9%
Ryanair Holdings PLC — ADR (a)	68,562	7,377,957
Italy — 1.0%
Beni Stabili SpA SIIQ	11,277,114	8,140,256
Japan — 5.8%
Don Quijote Holdings Co. Ltd.	88,400	3,358,741
Gree, Inc.	894,600	7,819,180
GS Yuasa Corp.	468,000	2,042,666
JGC Corp.	440,300	7,172,188
Nippon Shokubai Co. Ltd.	36,800	2,377,031
NOK Corp.	164,200	3,485,908
Pioneer Corp. (a)	39,700	79,734
Rohm Co. Ltd.	81,400	6,276,051
Seven Bank Ltd.	1,777,100	6,371,710
Tokyo Tatemono Co. Ltd.	590,200	7,758,034

		46,741,243
Luxembourg — 1.4%
B&M European Value Retail SA	967,418	4,271,048
Eurofins Scientific SE	5,739	3,237,971
Stabilus SA	47,151	3,661,499

		11,170,518
Malaysia — 0.5%
AirAsia Bhd	5,348,100	4,048,814
Netherlands — 1.8%
Intertrust NV (c)	162,403	3,293,349
Koninklijke Boskalis Westminster NV	147,934	4,804,298
TomTom NV (a)	699,447	6,693,740

		14,791,387
Panama — 0.5%
Copa Holdings SA, Class A	33,848	3,960,216
Russia — 1.0%
Globaltrans Investment PLC — GDR	1,071,993	8,147,147
South Africa — 0.4%
MMI Holdings Ltd.	2,118,790	3,277,990
South Korea — 0.5%
Korea Gas Corp. (a)	88,910	4,135,138
Spain — 1.4%
Atento SA (a)	278,892	3,109,646
Merlin Properties Socimi SA	673,164	8,515,949

		11,625,595
Sweden — 0.5%
SSAB AB, A Shares (a)(b)	939,741	4,288,825
SSAB AB, B Shares (a)	6	22

		4,288,847
Switzerland — 2.1%
Aryzta AG (a)	98,694	3,254,951
GAM Holding AG (a)	470,740	6,329,021
Leonteq AG (a)(b)	47,662	2,650,453
Sulzer AG, Registered Shares	39,860	4,518,492

		16,752,917

See Notes to Financial Statements.

12	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Global SmallCap Fund, Inc.

Common Stocks	Shares	Value
Thailand — 0.8%
Indorama Ventures PCL	5,813,000	$6,502,620
United Kingdom — 9.6%
Arrow Global Group PLC	1,427,129	7,532,640
Atlas Mara Ltd. (a)	643,793	1,609,482
Britvic PLC	822,973	7,417,615
Grainger PLC	1,724,342	5,906,634
Hikma Pharmaceuticals PLC	292,070	5,593,580
IMI PLC	254,765	3,968,008
Intertek Group PLC	109,981	6,041,832
Janus Henderson Group PLC (a)	72,300	2,393,836
Man Group PLC	2,712,489	5,473,453
Nomad Foods Ltd. (a)	382,570	5,398,063
Rentokil Initial PLC	1,767,770	6,290,712
Senior PLC	1,329,309	4,063,218
Serco Group PLC (a)	3,112,138	4,657,251
Stolt-Nielsen Ltd.	224,031	3,153,004
UNITE Group PLC	1,000,232	8,454,664

		77,953,992
United States — 46.0%
Actuant Corp., Class A	133,991	3,296,179
Allison Transmission Holdings, Inc.	212,042	7,953,695
Banner Corp.	14,700	830,697
Bob Evans Farms, Inc.	75,336	5,411,385
Boston Beer Co., Inc., Class A (a)(b)	48,825	6,452,224
Bottomline Technologies, Inc. (a)	158,380	4,068,782
BroadSoft, Inc. (a)(b)	177,922	7,659,542
Burlington Stores, Inc. (a)	56,609	5,207,462
Cable One, Inc.	17,859	12,695,963
CARBO Ceramics, Inc. (a)(b)	148,538	1,017,485
Chart Industries, Inc. (a)(b)	121,548	4,221,362
Ciena Corp. (a)(b)	242,830	6,075,607
Eclipse Resources Corp. (a)(b)	803,400	2,297,724
Ellie Mae, Inc. (a)	38,290	4,208,454
Energen Corp. (a)	71,930	3,551,184
Etsy, Inc. (a)(b)	116,650	1,749,750
Financial Engines, Inc.	76,630	2,804,658
First Solar, Inc. (a)(b)	100,093	3,991,709
Five Below, Inc. (a)	86,180	4,254,707
G-III Apparel Group Ltd. (a)(b)	83,179	2,075,316
Generac Holdings, Inc. (a)	118,101	4,266,989
Genesee & Wyoming, Inc., Class A (a)(b)	50,722	3,468,878
Hain Celestial Group, Inc. (a)	114,274	4,436,117
Halyard Health, Inc. (a)	233,000	9,152,240
Haynes International, Inc.	45,924	1,667,500
Heritage Insurance Holdings, Inc.	380,551	4,954,774
Iberiabank Corp.	30,290	2,468,635
IDEX Corp.	70,817	8,003,029
Insulet Corp. (a)(b)	232,475	11,928,292
Integrated Device Technology, Inc. (a)	198,515	5,119,702
Invacare Corp.	552,914	7,298,465
KBR, Inc.	436,705	6,646,650
Kraton Corp. (a)	171,348	5,901,225
LifePoint Health, Inc. (a)	126,769	8,512,538
LKQ Corp. (a)	191,307	6,303,566
Marcus & Millichap, Inc. (a)(b)	295,195	7,781,340
Merit Medical Systems, Inc. (a)	187,133	7,139,124
MSC Industrial Direct Co., Inc., Class A	63,840	5,487,686
National Fuel Gas Co.	14,440	806,330
National Instruments Corp.	221,626	8,913,798
Netscout Systems, Inc. (a)(b)	133,525	4,593,260
New York Times Co., Class A	369,088	6,532,858
Nordson Corp.	58,911	7,147,083
Oceaneering International, Inc.	93,842	2,143,351
OPKO Health, Inc. (a)(b)	712,280	4,686,802
Opus Bank	153,131	3,705,770
Outfront Media, Inc.	305,821	7,070,582

Common Stocks		Shares	Value
United States (continued)
Owens & Minor, Inc.		240,589	$7,744,560
Owens-Illinois, Inc. (a)		330,847	7,913,860
Pacific Biosciences of California, Inc. (a)(b)		611,997	2,178,709
Patterson Cos., Inc.		151,642	7,119,592
Pebblebrook Hotel Trust (b)		253,793	8,182,286
Pfenex, Inc. (a)		638,022	2,558,468
PRA Group, Inc. (a)		42,800	1,622,120
PTC, Inc. (a)		114,056	6,286,767
Qorvo, Inc. (a)		66,305	4,198,433
Quotient Ltd. (a)(b)		528,357	3,888,708
Rambus, Inc. (a)		345,734	3,951,740
Seritage Growth Properties, Class A (b)		173,679	7,285,834
Skechers U.S.A., Inc., Class A (a)(b)		251,803	7,428,188
Smart & Final Stores, Inc. (a)(b)		302,455	2,752,340
SUPERVALU, Inc. (a)		983,498	3,235,708
Synaptics, Inc. (a)(b)		18,490	956,118
Tanger Factory Outlet Centers, Inc. (b)		245,992	6,390,872
Texas Capital Bancshares, Inc. (a)		28,710	2,222,154
TreeHouse Foods, Inc. (a)(b)		48,546	3,965,723
Tyler Technologies, Inc. (a)(b)		29,207	5,130,794
Ultimate Software Group, Inc. (a)(b)		17,759	3,730,456
Umpqua Holdings Corp.		281,705	5,172,104
Urban Outfitters, Inc. (a)(b)		86,676	1,606,973
Verint Systems, Inc. (a)		137,702	5,604,471
Whiting Petroleum Corp. (a)(b)		267,295	1,472,795
Yelp, Inc. (a)		132,764	3,985,575
Zions Bancorporation		131,715	5,783,606
Zynga, Inc., Class A (a)		1,033,424	3,761,663

			372,091,086
Total Common Stocks — 100.2%			810,875,886

Warrants — 0.0%
United Kingdom — 0.0%
Atlas Mara Ltd. (Issued/exercisable 12/17/13, 1 share for 1 warrant, Expires 8/21/17, Strike Price $11.50) (a)		549,800	1,512
Total Long-Term Investments (Cost — $671,411,594) — 100.2%			810,877,398

Short-Term Securities
Money Market Fund — 10.9%
SL Liquidity Series, LLC, Money Market Series, 1.27% (d)(e)(f)		88,690,601	88,699,470

Time Deposits	Par (000)
Japan — 0.1%
Sumitomo Mitsui Banking Corp., (0.26%), 07/03/2017	JPY	30,892	274,652
United Kingdom — 0.0%
Citibank, N.A., 0.05%, 07/03/2017	GBP	166	216,381
Total Time Deposits — 0.1%			491,033
Total Short-Term Securities (Cost — $89,183,923) — 11.0%			89,190,503
Total Investments (Cost — $760,595,517) — 111.2%			900,067,901
Liabilities in Excess of Other Assets — (11.2)%			(90,900,914)

Net Assets — 100.0%			$809,166,987

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments (continued)	BlackRock Global SmallCap Fund, Inc.

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	During the year ended June 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	—	—	—	$3,048		—	—
BlackRock Liquidity Funds, TempFund, Institutional Class	4,449,500	(4,449,500)	—	—	1,355		—	—
SL Liquidity Series, LLC, Money Market Series	94,140,099	(5,449,498)	88,690,601	$88,699,470	1,640,511	[1]	$1,855	$6,581
Total				$88,699,470	$1,644,914		$1,855	$6,581

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities.

*	During the year ended June 30, 2017, investments in issuers that are affiliated persons and/or related parties of the Fund, as applicable, were as follows:

Affiliate	Shares Held at June 30, 2016	Shares Purchased	Shares Sold	Shares Held at June 30, 2017	Value at June 30, 2017	Income	Net Realized Loss	Change in Unrealized Appreciation (Depreciation)
Diagnocure, Inc.	3,952,880	—	(3,952,880)	—	—	—	$(10,089,032)	$10,043,138

See Notes to Financial Statements.

14	ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Global SmallCap Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$11,085,999	—	—	$11,085,999
Australia	—	$8,492,157	—	8,492,157
Austria	4,447,654	—	—	4,447,654
Belgium	6	10,821,800	—	10,821,806
Brazil	16,800,638	—	—	16,800,638
Canada	45,849,619	4,042,680	—	49,892,299
China	—	2,132,029	—	2,132,029
Denmark	6,005,772	—	—	6,005,772
France	14,688,392	13,372,139	—	28,060,531
Georgia	—	4,785,869	—	4,785,869
Germany	—	8,556,671	—	8,556,671
Hong Kong	2,404,360	15,657,115	—	18,061,475
India	9,399,634	21,787,522	—	31,187,156
Indonesia	—	9,540,107	—	9,540,107
Ireland	7,377,957	—	—	7,377,957
Italy	8,140,256	—	—	8,140,256
Japan	—	46,741,243	—	46,741,243
Luxembourg	3,661,499	7,509,019	—	11,170,518
Malaysia	—	4,048,814	—	4,048,814
Netherlands	3,293,349	11,498,038	—	14,791,387
Panama	3,960,216	—	—	3,960,216
Russia	8,147,147	—	—	8,147,147
South Africa	3,277,990	—	—	3,277,990
South Korea	—	4,135,138	—	4,135,138
Spain	3,109,646	8,515,949	—	11,625,595
Sweden	—	4,288,847	—	4,288,847
Switzerland	4,518,492	12,234,425	—	16,752,917
Thailand	6,502,620	—	—	6,502,620
United Kingdom	22,660,228	55,293,764	—	77,953,992
United States	372,091,086	—	—	372,091,086
Warrants	—	1,512	—	1,512
Time Deposits	—	491,033	—	491,033

Subtotal	$557,422,560	$253,945,871	—	$811,368,431

Investments Valued at NAV[1]				88,699,470

Total				$900,067,901

1 As of June 30, 2017, certain Investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1[2]	Transfers out of Level 2[2]
Assets:
Investments:
Common Stocks:
Austria	$8,693,577	$(8,693,577)
France	5,653,375	(5,653,375)
Hong Kong	1,839,888	(1,839,888)
Italy	6,332,436	(6,332,436)
Luxembourg	4,981,757	(4,981,757)
Netherlands	4,233,624	(4,233,624)

Total	$31,734,657	$(31,734,657)

[2] Systematic Fair Value Prices were not utilized at period end for these investments.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	15

Statements of Assets and Liabilities

June 30, 2017	BlackRock EuroFund	BlackRock Global SmallCap Fund, Inc.

Assets
Investments at value — unaffiliated[1,2]	$320,686,830	$811,368,431
Investments at value — affiliated[3]	1,465,665	88,699,470
Foreign currency at value[4]	—	1,292
Receivables:
Investments sold	1,524,905	8,581,720
Dividends — unaffiliated	572,853	1,682,275
Capital shares sold	310,622	1,726,576
Dividends — affiliated	785	414
Securities lending income — affiliated	—	113,746
Prepaid expenses	24,523	46,166

Total assets	324,586,183	912,220,090

Liabilities
Cash collateral on securities loaned at value	—	88,691,034
Foreign bank overdraft[4]	3,137	—
Bank overdraft	—	995,191
Payables:
Investments purchased	2,376,909	5,167,617
Capital shares redeemed	425,581	6,125,884
Investment advisory fees	195,750	576,187
Service and distribution fees	41,790	206,865
Officer’s and Directors’ fees	4,343	6,090
Other affiliates	2,860	7,573
Other accrued expenses	368,848	1,276,662

Total liabilities	3,419,218	103,053,103

Net Assets	$321,166,965	$809,166,987

Net Assets Consist of
Paid-in capital	$420,451,710	$655,287,341
Undistributed (distributions in excess of) net investment income	3,299,680	(5,719,151)
Accumulated net realized gain (loss)	(136,527,684)	20,126,009
Net unrealized appreciation (depreciation)	33,943,259	139,472,788

Net Assets	$321,166,965	$809,166,987

[1] Investments at cost — unaffiliated	$286,728,033	$671,902,628
[2] Securities loaned at value	—	$85,831,107
[3] Investments at cost — affiliated	$1,465,665	$88,692,889
[4] Foreign currency at cost	$(3,137)	$1,288

See Notes to Financial Statements.

16	ANNUAL REPORT	JUNE 30, 2017

Statements of Assets and Liabilities (concluded)

June 30, 2017	BlackRock EuroFund	BlackRock Global SmallCap Fund, Inc.

Net Asset Value
Institutional:
Net assets	$146,684,957	$258,047,497

Shares outstanding	9,925,848	9,990,225

Net asset value	$14.78	$25.83

Par value	$0.10	$0.10

Shares authorized	Unlimited	100 Million

Investor A:
Net assets	$165,426,590	$395,689,781

Shares outstanding	11,414,656	15,920,184

Net asset value	$14.49	$24.85

Par value	$0.10	$0.10

Shares authorized	Unlimited	100 Million

Investor B:
Net assets	—	$280,566

Shares outstanding	—	12,353

Net asset value	—	$22.71

Par value	—	$0.10

Shares authorized	—	100 million

Investor C:
Net assets	$8,038,041	$135,507,347

Shares outstanding	790,761	6,317,384

Net asset value	$10.16	$21.45

Par value	$0.10	$0.10

Shares authorized	Unlimited	100 Million

Class R:
Net assets	$1,017,377	$19,641,796

Shares outstanding	92,851	851,454

Net asset value	$10.96	$23.07

Par value	$0.10	$0.10

Shares authorized	Unlimited	100 Million

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	17

Statements of Operations

Year Ended June 30, 2017	BlackRock EuroFund	BlackRock Global SmallCap Fund, Inc.

Investment Income
Dividends — unaffiliated	$7,886,201 [1]	$12,252,098
Dividends — affiliated	3,846	4,403
Securities lending income — affiliated —net	2,292	1,640,511
Foreign taxes withheld	(626,804)	(522,779)

Total investment income	7,265,535	13,374,233

Expenses
Investment advisory	2,382,770	7,321,859
Transfer agent — class specific	572,750	1,936,242
Service and distribution — class specific	524,701	3,250,811
Custodian	163,352	256,927
Professional	102,845	179,562
Accounting services	78,791	207,886
Registration	69,786	97,553
Printing	40,192	874,653
Officer and Directors	23,876	32,117
Miscellaneous	23,948	35,573

Total expenses	3,983,011	14,193,183
Less fees waived and/or reimbursed by the Manager	(5,629)	(363,168)

Total expenses after fees waived and/or reimbursed	3,977,382	13,830,015

Net investment income (loss)	3,288,153	(455,782)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	5,471,858	75,594,792
Investments — affiliated	—	(10,087,177)
Foreign currency transactions	94,685	264,299

	5,566,543	65,771,914

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	31,512,883	75,878,473
Investments — affiliated	—	10,049,719
Foreign currency translations	46,144	17,138

	31,559,027	85,945,330

Net realized and unrealized gain	37,125,570	151,717,244

Net Increase in Net Assets Resulting from Operations	$40,413,723	$151,261,462

[1] Includes non-recurring dividends in the amount of $302,690.

See Notes to Financial Statements.

18	ANNUAL REPORT	JUNE 30, 2017

Statements of Changes in Net Assets

	BlackRock EuroFund		BlackRock Global SmallCap Fund, Inc.
	Year Ended June 30,		Year Ended June 30,
Increase (Decrease) in Net Assets:	2017	2016	2017	2016

Operations
Net investment income (loss)	$3,288,153	$6,514,698	$(455,782)	$(3,297,915)
Net realized gain (loss)	5,566,543	(40,563,485)	65,771,914	(13,195,380)
Net change in unrealized appreciation (depreciation)	31,559,027	(27,834,471)	85,945,330	(101,563,805)

Net increase (decrease) in net assets resulting from operations	40,413,723	(61,883,258)	151,261,462	(118,057,100)

Distributions to Shareholders[1]
From net investment income:
Institutional	(3,163,969)	(2,952,513)	(2,750,170)	—
Investor A	(3,145,485)	(3,544,726)	(2,433,397)	—
Investor C	(214,011)	(227,669)	—	—
Class R	(19,276)	(17,596)	(43,752)	—
From net realized gain:
Institutional	—	—	—	(10,362,846)
Investor A	—	—	—	(20,728,613)
Investor B	—	—	—	(69,998)
Investor C	—	—	—	(15,477,586)
Class R	—	—	—	(1,196,436)

Decrease in net assets resulting from distributions to shareholders	(6,542,741)	(6,742,504)	(5,227,319)	(47,835,479)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(68,223,877)	(75,135,823)	(236,746,465)	(20,636,169)

Net Assets
Total decrease in net assets	(34,352,895)	(143,761,585)	(90,712,322)	(186,528,748)
Beginning of year	355,519,860	499,281,445	899,879,309	1,086,408,057

End of year	$321,166,965	$355,519,860	$809,166,987	$899,879,309

Undistributed (distribution in excess of) net investment income, end of year	$3,299,680	$6,552,393	$(5,719,151)	$(11,260,496)

[1] Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	19

Financial Highlights	BlackRock EuroFund

	Institutional
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$13.25		$15.51	$16.68	$13.62	$11.29

Net investment income[1]	0.16	[2]	0.25	0.28	0.61	0.27
Net realized and unrealized gain (loss)	1.67		(2.28)	(1.00)	2.65	2.22

Net increase (decrease) from investment operations	1.83		(2.03)	(0.72)	3.26	2.49

Distributions from net investment income[3]	(0.30)		(0.23)	(0.45)	(0.20)	(0.16)

Net asset value, end of year	$14.78		$13.25	$15.51	$16.68	$13.62

Total Return[4]
Based on net asset value	14.14%		(13.22)%	(4.10)%	24.06%	22.10%

Ratios to Average Net Assets
Total expenses	1.10%		1.07%	1.00%	1.02%	1.07%

Total expenses after fees waived and/or reimbursed	1.10%		1.07%	1.00%	1.02%	1.07%

Net investment income	1.19%	[2]	1.72%	1.81%	3.81%	2.09%

Supplemental Data
Net assets, end of year (000)	$146,685		$162,627	$221,463	$187,718	$88,713

Portfolio turnover rate	93%		100%	117%	129%	115%

[1]	Based on average shares outstanding.

[2]

Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend from Telefonica SA in June 2017.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

20	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights (continued)	BlackRock EuroFund

	Investor A
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$12.98		$15.23	$16.37	$13.35	$11.08

Net investment income[1]	0.13	[2]	0.20	0.29	0.52	0.20
Net realized and unrealized gain (loss)	1.64		(2.23)	(1.03)	2.65	2.22

Net increase (decrease) from investment operations	1.77		(2.03)	(0.74)	3.17	2.42

Distributions from net investment income[3]	(0.26)		(0.22)	(0.40)	(0.15)	(0.15)

Net asset value, end of year	$14.49		$12.98	$15.23	$16.37	$13.35

Total Return[4]
Based on net asset value	13.92%		(13.41)%	(4.30)%	23.83%	21.89%

Ratios to Average Net Assets
Total expenses	1.32%		1.28%	1.22%	1.23%	1.29%

Total expenses after fees waived and/or reimbursed	1.32%		1.28%	1.22%	1.23%	1.29%

Net investment income	0.97%	[2]	1.46%	1.88%	3.30%	1.62%

Supplemental Data
Net assets, end of year (000)	$165,427		$178,374	$258,675	$195,548	$149,426

Portfolio turnover rate	93%		100%	117%	129%	115%

[1]	Based on average shares outstanding.

[2]

Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend from Telefonica SA in June 2017.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	21

Financial Highlights (continued)	BlackRock EuroFund

	Investor C
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.17		$10.82	$11.76	$9.67	$8.05

Net investment income[1]	0.01	[2]	0.07	0.08	0.31	0.09
Net realized and unrealized gain (loss)	1.15		(1.58)	(0.70)	1.88	1.58

Net increase (decrease) from investment operations	1.16		(1.51)	(0.62)	2.19	1.67

Distributions from net investment income[3]	(0.17)		(0.14)	(0.32)	(0.10)	(0.05)

Net asset value, end of year	$10.16		$9.17	$10.82	$11.76	$9.67

Total Return[4]
Based on net asset value	12.94%		(14.08)%	(5.09)%	22.76%	20.83%

Ratios to Average Net Assets
Total expenses	2.13%		2.09%	2.05%	2.07%	2.14%

Total expenses after fees waived and/or reimbursed	2.13%		2.09%	2.05%	2.07%	2.14%

Net investment income	0.14%	[2]	0.67%	0.70%	2.72%	0.99%

Supplemental Data
Net assets, end of year (000)	$8,038		$13,659	$18,021	$21,838	$13,982

Portfolio turnover rate	93%		100%	117%	129%	115%

[1]	Based on average shares outstanding.

[2]

Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend from Telefonica SA in June 2017.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

22	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights (concluded)	BlackRock EuroFund

	Class R
	Year Ended June 30,
	2017		2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$9.89		$11.66	$12.58	$10.32	$8.57

Net investment income[1]	0.05	[2]	0.11	0.12	0.33	0.13
Net realized and unrealized gain (loss)	1.24		(1.71)	(0.73)	2.04	1.69

Net increase (decrease) from investment operations	1.29		(1.60)	(0.61)	2.37	1.82

Distributions from net investment income[3]	(0.22)		(0.17)	(0.31)	(0.11)	(0.07)

Net asset value, end of year	$10.96		$9.89	$11.66	$12.58	$10.32

Total Return[4]
Based on net asset value	13.42%		(13.82)%	(4.68)%	23.05%	21.32%

Ratios to Average Net Assets
Total expenses	1.83%		1.72%	1.69%	1.79%	1.80%

Total expenses after fees waived and/or reimbursed	1.83%		1.72%	1.69%	1.79%	1.80%

Net investment income	0.54%	[2]	1.08%	1.03%	2.77%	1.34%

Supplemental Data
Net assets, end of year (000)	$1,017		$859	$1,122	$1,471	$1,564

Portfolio turnover rate	93%		100%	117%	129%	115%

[1]	Based on average shares outstanding.

[2]

Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend from Telefonica SA in June 2017.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	23

Financial Highlights	BlackRock Global SmallCap Fund, Inc.

	Institutional
	Year Ended June 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$21.85	$25.78	$30.82	$25.94	$21.87

Net investment income[1]	0.11	0.04	0.08	0.09	0.18
Net realized and unrealized gain (loss)	4.15	(2.87)	(1.17)	8.09	4.58

Net increase (decrease) from investment operations	4.26	(2.83)	(1.09)	8.18	4.76

Distributions:[2]
From net investment income	(0.28)	—	(0.11)	(0.24)	(0.69)
From net realized gain	—	(1.10)	(3.84)	(3.06)	—

Total distributions	(0.28)	(1.10)	(3.95)	(3.30)	(0.69)

Net asset value, end of year	$25.83	$21.85	$25.78	$30.82	$25.94

Total Return[3]
Based on net asset value	19.60%	(10.94)%	(2.45)%	33.28%	22.20%

Ratios to Average Net Assets
Total expenses	1.17%	1.07%	1.05%	1.03%	1.02%

Total expenses after fees waived and/or reimbursed	1.13%	1.07%	1.05%	1.03%	1.02%

Net investment income	0.47%	0.17%	0.29%	0.31%	0.76%

Supplemental Data
Net assets, end of year (000)	$258,047	$250,041	$265,841	$320,705	$244,523

Portfolio turnover rate	59%	73%	73%	77%	73%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

24	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights (continued)	BlackRock Global SmallCap Fund, Inc.

	Investor A
	Year Ended June 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$21.00	$24.90	$29.95	$25.33	$21.40

Net investment income (loss)[1]	0.01	(0.04)	(0.00)[2]	(0.00)[2]	0.08
Net realized and unrealized gain (loss)	3.99	(2.76)	(1.15)	7.87	4.49

Net increase (decrease) from investment operations	4.00	(2.80)	(1.15)	7.87	4.57

Distributions:[3]
From net investment income	(0.15)	—	(0.06)	(0.19)	(0.64)
From net realized gain	—	(1.10)	(3.84)	(3.06)	—

Total distributions	(0.15)	(1.10)	(3.90)	(3.25)	(0.64)

Net asset value, end of year	$24.85	$21.00	$24.90	$29.95	$25.33

Total Return[4]
Based on net asset value	19.10%	(11.21)%	(2.74)%	32.81%	21.78%

Ratios to Average Net Assets
Total expenses	1.54%	1.42%	1.38%	1.37%	1.40%

Total expenses after fees waived and/or reimbursed	1.50%	1.42%	1.38%	1.37%	1.40%

Net investment income (loss)	0.06%	(0.20)%	(0.02)%	(0.01)%	0.35%

Supplemental Data
Net assets, end of year (000)	$395,690	$382,069	$474,107	$520,436	$364,036

Portfolio turnover rate	59%	73%	73%	77%	73%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	25

Financial Highlights (continued)	BlackRock Global SmallCap Fund, Inc.

	Investor B
	Year Ended June 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$19.23	$23.13	$28.19	$24.05	$20.15

Net investment loss[1]	(0.18)	(0.24)	(0.24)	(0.25)	(0.16)
Net realized and unrealized gain (loss)	3.66	(2.56)	(1.08)	7.48	4.27

Net increase (decrease) from investment operations	3.48	(2.80)	(1.32)	7.23	4.11

Distributions:[2]
From net investment income	—	—	—	(0.03)	(0.21)
From net realized gain	—	(1.10)	(3.74)	(3.06)	—

Total distributions	—	(1.10)	(3.74)	(3.09)	(0.21)

Net asset value, end of year	$22.71	$19.23	$23.13	$28.19	$24.05

Total Return[3]
Based on net asset value	18.10%	(12.06)%	(3.62)%	31.74%	20.55%

Ratios to Average Net Assets
Total expenses	2.35%	2.38%	2.28%	2.22%	2.43%

Total expenses after fees waived and/or reimbursed	2.32%	2.38%	2.28%	2.22%	2.43%

Net investment loss	(0.87)%	(1.21)%	(0.99)%	(0.94)%	(0.74)%

Supplemental Data
Net assets, end of year (000)	$281	$884	$1,825	$4,467	$7,355

Portfolio turnover rate	59%	73%	73%	77%	73%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

26	ANNUAL REPORT	JUNE 30, 2017

Financial Highlights (continued)	BlackRock Global SmallCap Fund, Inc.

	Investor C
	Year Ended June 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$18.15	$21.86	$26.92	$23.13	$19.57

Net investment loss[1]	(0.16)	(0.19)	(0.19)	(0.21)	(0.10)
Net realized and unrealized gain (loss)	3.46	(2.42)	(1.07)	7.15	4.11

Net increase (decrease) from investment operations	3.30	(2.61)	(1.26)	6.94	4.01

Distributions:[2]
From net investment income	—	—	—	(0.09)	(0.45)
From net realized gain	—	(1.10)	(3.80)	(3.06)	—

Total distributions	—	(1.10)	(3.80)	(3.15)	(0.45)

Net asset value, end of year	$21.45	$18.15	$21.86	$26.92	$23.13

Total Return[3]
Based on net asset value	18.18%	(11.93)%	(3.53)%	31.79%	20.80%

Ratios to Average Net Assets
Total expenses	2.32%	2.22%	2.17%	2.16%	2.21%

Total expenses after fees waived and/or reimbursed	2.29%	2.22%	2.17%	2.16%	2.21%

Net investment loss	(0.81)%	(1.01)%	(0.81)%	(0.82)%	(0.45)%

Supplemental Data
Net assets, end of year (000)	$135,507	$245,795	$318,616	$348,937	$273,018

Portfolio turnover rate	59%	73%	73%	77%	73%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2017	27

Financial Highlights (concluded)	BlackRock Global SmallCap Fund, Inc.

	Class R
	Year Ended June 30,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$19.48	$23.27	$28.30	$24.13	$20.38

Net investment loss[1]	(0.07)	(0.11)	(0.10)	(0.10)	(0.01)
Net realized and unrealized gain (loss)	3.70	(2.58)	(1.09)	7.47	4.28

Net increase (decrease) from investment operations	3.63	(2.69)	(1.19)	7.37	4.27

Distributions:[2]
From net investment income	(0.04)	—	(0.00)[3]	(0.14)	(0.52)
From net realized gain	—	(1.10)	(3.84)	(3.06)	—

Total distributions	(0.04)	(1.10)	(3.84)	(3.20)	(0.52)

Net asset value, end of year	$23.07	$19.48	$23.27	$28.30	$24.13

Total Return[4]
Based on net asset value	18.67%	(11.54)%	(3.08)%	32.32%	21.28%

Ratios to Average Net Assets
Total expenses	1.92%	1.77%	1.73%	1.72%	1.79%

Total expenses after fees waived and/or reimbursed	1.88%	1.77%	1.73%	1.72%	1.79%

Net investment loss	(0.33)%	(0.56)%	(0.39)%	(0.38)%	(0.04)%

Supplemental Data
Net assets, end of year (000)	$19,642	$21,091	$26,019	$33,944	$29,112

Portfolio turnover rate	59%	73%	73%	77%	73%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

28	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements

1. Organization:

BlackRock EuroFund (the “Trust”) and BlackRock Global SmallCap Fund, Inc., (“Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Board of Trustees of the Trust and the Board of Directors of the Corporation are referred to throughout this report as the “Board of Directors” or the “Board.” BlackRock EuroFund is organized as a Massachusetts business trust. BlackRock Global SmallCap Fund, Inc. is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock EuroFund	EuroFund	Diversified
BlackRock Global SmallCap Fund, Inc.	Global SmallCap	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through Global SmallCap, and are available only through exchanges and dividend reinvestments by current holders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ANNUAL REPORT	JUNE 30, 2017	29

Notes to Financial Statements (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of June 30, 2017, certain investments of the Global SmallCap were valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors/Trustees of each Fund (the “Boards”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by each Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued

30	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)

Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to each Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2017, certain investments of Global SmallCap were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the

ANNUAL REPORT	JUNE 30, 2017	31

Notes to Financial Statements (continued)

defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Global SmallCap’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Global SmallCap
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$2,086,083	$(2,086,083)	—
Citigroup Global Markets, Inc.	12,031,750	(12,031,750)	—
Credit Suisse Securities (USA) LLC	3,813,835	(3,813,835)	—
Deutsche Bank Securities, Inc.	2,629,346	(2,629,346)	—
Goldman Sachs & Co.	13,988,341	(13,988,341)	—
J.P. Morgan Securities LLC	25,844,193	(25,844,193)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,360,775	(2,360,775)	—
Morgan Stanley & Co. LLC	17,260,519	(17,260,519)	—
National Financial Services LLC	236,325	(236,325)	—
Nomura Securities International, Inc.	57,630	(57,630)	—
State Street Bank & Trust Co.	4,957,019	(4,957,019)	—
UBS Securities LLC	565,291	(565,291)	—

Total	$85,831,107	$(85,831,107)	—

[1]

Collateral with a value of $88,691,034 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fee
Average Daily Net Assets	EuroFund	Global SmallCap
First $1 Billion	0.75%	0.85%
$1 — $3 Billion	0.71%	0.80%
$3 — $5 Billion	0.68%	0.77%
$5 to $10 Billion	0.65%	0.74%
Greater than $10 Billion	0.64%	0.72%

The Manager, with respect to EuroFund, entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the EuroFund to the Manager.

32	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)

Service and Distribution Fees: Each Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Distribution Fees	Service Fees
Investor A	—	0.25%
Investor B1	0.75%	0.25%
Investor C	0.75%	0.25%
Class R	0.25%	0.25%

[1]	For Global SmallCap.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended June 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor B	Investor C	Class R	Total
EuroFund	$405,757	—	$114,356	$4,588	$524,701
Global SmallCap	$937,016	$6,002	$2,202,759	$105,034	$3,250,811

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2017, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A
EuroFund	—	$3
Global SmallCap	$100	—

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended June 30, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor B	Investor C	Class R	Total
EuroFund	$1,836	$3,182	—	$528	$20	$5,566
Global SmallCap	$834	$7,274	$135	$2,756	$213	$11,212

For the year ended June 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor B	Investor C	Class R	Total
EuroFund	$280,852	$262,766	—	$25,274	$3,858	$572,750
Global SmallCap	$287,829	$917,671	$2,006	$649,610	$79,126	$1,936,242

Other Fees: For the year ended June 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Investor A
EuroFund	$1,382
Global SmallCap	$13,456

For the year ended June 30, 2017, affiliates received CDSCs as follows:

	Investor A	Investor C
EuroFund	$1,559	$1,924
Global SmallCap	$5,830	$17,242

Expense Waivers and Reimbursements: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements

ANNUAL REPORT	JUNE 30, 2017	33

Notes to Financial Statements (continued)

of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the year ended June 30, 2017, the amounts waived were as follows:

	EuroFund	Global SmallCap
Amounts waived	$568	$639

Effective September 1, 2016 through October 28, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective October 28, 2016, the waiver became contractual through October 31, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors of each Fund or by a vote of a majority of the outstanding voting securities of each Fund. For the year ended June 30, 2017, there were no such fees waived by the Manager.

Effective June 12, 2017, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.03% of EuroFund’s average daily net assets. This amount is included in fees waived and/or reimbursed by Manager in the Statements of Operations. During the year ended June 30, 2017, the Manager waived $5,061 pursuant to this agreement.

In regards to Global SmallCap, the Manager reimbursed the Fund $362,529 which is shown as fees waived and/or reimbursed by Manager in the Statements of Operations.

For the year ended June 30, 2017, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Institutional	Investor A	Investor B	Investor C	Class R	Total
EuroFund	$1,590	$1,810	—	$133	$10	$3,543
Global SmallCap	$2,779	$4,264	$7	$2,533	$240	$9,823

Securities Lending: The SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended June 30, 2017, each Fund paid BIM the following amounts for securities lending agent services:

EuroFund	Global SmallCap
$404	$340,323

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Global SmallCap may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by Global SmallCap’s investment policies and restrictions. Global SmallCap is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If Global SmallCap’s total outstanding borrowings

34	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)

exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended June 30, 2017, Global SmallCap did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
EuroFund	$1,539,963	$454,812	$(72,634)
Global SmallCap	$9,453,507	$3,938,142	$538,766

6. Purchases and Sales:

For the year ended June 30, 2017, purchases and sales of investments excluding short-term securities, were as follows:

	EuroFund	Global SmallCap
Purchases	$294,763,862	$502,939,078
Sales	$362,630,085	$734,850,077

7. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, the expiration of capital loss carryforwards and the characterization of corporate actions were reclassified to the following accounts:

	EuroFund	Global SmallCap
Paid-in capital	$(3,846,553)	—
Undistributed (distributions in excess of) net investment income	$1,875	$11,224,446
Accumulated net realized gain (loss)	$3,844,678	$(11,224,446)

The tax character of distributions was as follows:

		EuroFund	Global SmallCap
Ordinary income.	6/30/2017	$6,542,741	$5,227,319
	6/30/2016	$6,742,504	—
Long-term capital gains	6/30/2017	—	—
	6/30/2016	—	47,835,479

Total	6/30/2017	$6,542,741	$5,227,319

	6/30/2016	$6,742,504	$47,835,479

ANNUAL REPORT	JUNE 30, 2017	35

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	EuroFund	Global SmallCap
Undistributed ordinary income	$3,297,461	$3,212,810
Undistributed long-term capital gains	—	26,506,311
Capital loss carryforwards	(135,865,427)	—
Net unrealized gains[1]	33,283,221	124,160,525

Total	$(99,284,745)	$153,879,646

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the timing and recognition of partnership income and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of June 30, 2017, EuroFund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires June 30,	EuroFund
No expiration date[2]	$49,915,366
2018	85,950,061

Total	$135,865,427

[2]	Must be utilized prior to losses subject to expiration.

During the year ended June 30, 2017, the EuroFund utilized $1,964,063 of its capital loss carryforward.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	EuroFund	Global SmallCap
Tax cost	$288,855,953	$776,561,772

Gross unrealized appreciation	$39,101,914	$176,952,520
Gross unrealized depreciation	(5,805,372)	(53,446,391)

Net unrealized appreciation	$33,296,542	$123,506,129

8. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2017, the Funds did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or

36	ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)

economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

EuroFund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended June 30, 2017		Year Ended June 30, 2016
EuroFund	Shares	Amount	Shares	Amount
Institutional
Shares sold	868,932	$11,863,461	1,127,830	$16,115,553
Shares issued in reinvestment of distributions	218,566	2,808,575	189,648	2,672,138
Shares redeemed	(3,439,983)	(46,043,608)	(3,314,255)	(47,088,894)

Net decrease	(2,352,485)	$(31,371,572)	(1,996,777)	$(28,301,203)

Investor A
Shares sold	1,129,690	$15,619,424	3,150,016	$45,007,926
Shares issued in reinvestment of distributions	225,372	2,842,001	232,920	3,221,307
Shares redeemed	(3,680,322)	(48,597,155)	(6,628,166)	(93,410,491)

Net decrease	(2,325,260)	$(30,135,730)	(3,245,230)	$(45,181,258)

Investor C
Shares sold	118,245	$1,141,854	263,329	$2,713,950
Shares issued in reinvestment of distributions	20,011	177,910	19,636	192,629
Shares redeemed	(837,350)	(8,092,171)	(458,589)	(4,472,969)

Net decrease	(699,094)	$(6,772,407)	(175,624)	$(1,566,390)

Class R
Shares sold	26,893	$267,564	31,182	$335,357
Shares issued in reinvestment of distributions	1,981	18,958	1,644	17,357
Shares redeemed	(22,883)	(230,690)	(42,247)	(439,686)

Net increase (decrease)	5,991	$55,832	(9,421)	$(86,972)

Total Net Decrease	(5,370,848)	$(68,223,877)	(5,427,052)	$(75,135,823)

ANNUAL REPORT	JUNE 30, 2017	37

Notes to Financial Statements (concluded)

	Year Ended June 30, 2017		Year Ended June 30, 2016
Global SmallCap	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,025,590	$73,278,388	6,138,670	$128,244,016
Shares issued in reinvestment of distributions	77,244	1,846,908	426,656	9,258,442
Shares redeemed	(4,554,125)	(108,761,167)	(5,435,345)	(119,741,638)

Net decrease	(1,451,291)	$(33,635,871)	1,129,981	$17,760,820

Investor A
Shares sold	3,531,283	$85,074,455	3,722,233	$80,726,331
Shares issued in reinvestment of distributions	97,463	2,247,539	925,894	19,341,922
Shares redeemed	(5,903,725)	(136,700,017)	(5,491,709)	(117,605,482)

Net decrease	(2,274,979)	$(49,378,023)	(843,582)	$(17,537,229)

Investor B
Shares sold	539	$11,606	199	$4,033
Shares issued in reinvestment of distributions	—	—	3,433	65,985
Shares redeemed	(34,154)	(718,840)	(36,574)	(724,692)

Net decrease	(33,615)	$(707,234)	(32,942)	$(654,674)

Investor C
Shares sold	454,803	$8,968,158	2,180,378	$40,812,950
Shares issued in reinvestment of distributions	—	—	779,383	14,130,223
Shares redeemed	(7,679,815)	(156,979,803)	(3,990,504)	(74,339,301)

Net decrease	(7,225,012)	$(148,011,645)	(1,030,743)	$(19,396,128)

Class R
Shares sold	194,469	$4,153,109	385,174	$7,728,944
Shares issued in reinvestment of distributions	2,037	43,690	61,633	1,196,295
Shares redeemed	(427,813)	(9,210,491)	(482,160)	(9,734,197)

Net decrease	(231,307)	$(5,013,692)	(35,353)	$(808,958)

Total Net Decrease	(11,216,204)	$(236,746,465)	(812,639)	$(20,636,169)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	ANNUAL REPORT	JUNE 30, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees/Directors and Shareholders of BlackRock EuroFund and BlackRock Global SmallCap Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock EuroFund and BlackRock Global SmallCap Fund, Inc., (collectively, the “Funds”) as of June 30, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian, brokers and other financial intermediaries; when replies were not received from brokers and other financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock EuroFund and BlackRock Global SmallCap Fund, Inc., as of June 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

August 22, 2017

Important Tax Information (Unaudited)

During the fiscal year ended June 30, 2017, the following information is provided with respect to the ordinary income distribution paid by each Fund:

	Payable Date	EuroFund	Global SmallCap
Qualified Dividend Income for Individuals	12/14/16	100%[1]	100%
Dividends Qualifying for the Dividend Received Deduction for Corporations	12/14/16	—	30.19%
Foreign Source Income	12/14/16	99.87%[1]	—
Foreign Taxes Paid Per Share[2]	12/14/16	$0.031752	—

[1]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[2]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid

ANNUAL REPORT	JUNE 30, 2017	39

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock EuroFund (the “EuroFund”) and the Board of Directors of BlackRock Global SmallCap Fund, Inc. (the “Global SmallCap Fund”) (each a “Fund,” and collectively, the “Funds”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of each Fund’s investment advisory agreement (the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the EuroFund. The Manager and, with respect to EuroFund, the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and, with respect to the EuroFund, the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of any Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and, with respect to EuroFund, the Morningstar classification; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

40	ANNUAL REPORT	JUNE 30, 2017

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Advisory Agreements and, with respect to the EuroFund, the Sub-Advisory Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the EuroFund, each for a one-year term ending June 30, 2018. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category as well as, with respect to EuroFund, the Morningstar Classification. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can

ANNUAL REPORT	JUNE 30, 2017	41

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the EuroFund ranked in the fourth, fourth and third quartiles, respectively, against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Fund. The Board and BlackRock reviewed the EuroFund’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the EuroFund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the EuroFund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for each of the one-, three- and five-year periods reported, the Global SmallCap Fund ranked in the third quartile against its Broadridge Performance Universe. The Board and BlackRock reviewed Advantage Global Fund’s underperformance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Global SmallCap Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Global SmallCap Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board noted that the Global SmallCap Fund will undergo a change in its investment objective, subject to shareholder approval, as well as changes to its investment strategy and portfolio management team, and in connection with such changes, the Fund will change its name from BlackRock Global SmallCap Fund to BlackRock Advantage Global Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the EuroFund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board additionally noted that the EuroFund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. In addition, after discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a voluntary advisory fee waiver. This waiver was implemented on June 12, 2017. This waiver may be discontinued at any time without notice.

42	ANNUAL REPORT	JUNE 30, 2017

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (concluded)

The Board noted that the Global SmallCap Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Global SmallCap Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. In addition, the Board noted that, in connection with the changes to the Global SmallCap Fund’s investment strategy, BlackRock proposed, and the Board agreed to, a contractual expense cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The contractual expense cap is expected to be implemented after shareholder approval of the change in investment objective. The Board also noted that based on a pro-forma Broadridge expense group chosen for the new investment strategy of the Global SmallCap Fund, and under the new contractual expense cap, the Fund’s estimated total expense ratio is expected to rank in the first quartile.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2018, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the EuroFund, for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JUNE 30, 2017	43

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 96 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 96 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 96 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 96 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003.	27 RICs consisting of 96 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 96 Portfolios	None
Lena G. Goldberg 1949	Director	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 96 Portfolios	None
Henry R. Keizer 1956	Director	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 96 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)

44	ANNUAL REPORT	JUNE 30, 2017

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
John F. O’Brien 1943	Director	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 96 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 96 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 96 Portfolios	None
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 96 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President[5] and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 315 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

[5] With respect to EuroFund, Mr. Perlowski has been President since 2015.

ANNUAL REPORT	JUNE 30, 2017	45

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of each Board.
Further information about the Funds’ Officers and Directors is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02111	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Sub-Adviser BlackRock International Limited[1] Edinburgh, EH3 8BL, United Kingdom	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

[1]	For EuroFund only.

46	ANNUAL REPORT	JUNE 30, 2017

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

ANNUAL REPORT	JUNE 30, 2017	47

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

48	ANNUAL REPORT	JUNE 30, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EGSC-6/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock EuroFund	$35.666	$36,886	$0	$0	$14,127	$14,127	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock EuroFund	$14,127	$14,127

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock EuroFund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock EuroFund

Date: September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock EuroFund

Date: September 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock EuroFund

Date: Septmber 5, 2017